Exhibit 99.2

DTE Energy

Second Quarter 2008

Supplemental Financial Information

July 30, 2008

Second Quarter 2008 Supplemental Financial Information July 30, 2008

DTE Energy Company
Consolidated Statement of Financial Position (unaudited)

	June 30	December 31
	2008	2007
(in Millions)
ASSETS
Current Assets
Cash and cash equivalents	$445	$123
Restricted cash	86	140
Accounts receivable (less allowance for doubtful accounts of $269 and $182, respectively)
Customer	1,557	1,658
Other	320	514
Accrued power and gas supply cost recovery revenue	47	76
Inventories
Fuel and gas	379	429
Materials and supplies	204	204
Deferred income taxes	207	387
Assets from risk management and trading activities	545	181
Other	135	196
Current assets held for sale	—	83

	3,925	3,991

Investments
Nuclear decommissioning trust funds	794	824
Other	559	446

	1,353	1,270

Property
Property, plant and equipment	19,673	18,809
Less accumulated depreciation and depletion	(7,778)	(7,401)

	11,895	11,408

Other Assets
Goodwill	2,037	2,037
Regulatory assets	2,803	2,786
Securitized regulatory assets	1,066	1,124
Intangible assets	87	25
Notes receivable	117	87
Assets from risk management and trading activities	395	199
Prepaid pension assets	162	152
Other	129	116
Noncurrent assets held for sale	—	547

	6,796	7,073

Total Assets	$23,969	$23,742

DTE Energy Company
Consolidated Statements of Financial Position (Unaudited)

	June 30	December 31
	2008	2007
(in Millions, Except Shares)
LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$1,231	$1,189
Accrued interest	118	112
Dividends payable	86	87
Short-term borrowings	100	1,084
Gas inventory equalization	153	—
Current portion long-term debt, including capital leases	590	454
Liabilities from risk management and trading activities	818	281
Deferred gains and reserves	313	400
Other	483	566
Current liabilities associated with assets held for sale	—	48

	3,892	4,221

Long-Term Debt (net of current portion)
Mortgage bonds, notes and other	5,936	5,576
Securitization bonds	996	1,065
Trust preferred-linked securities	289	289
Capital lease obligations	65	41

	7,286	6,971

Other Liabilities
Deferred income taxes	1,824	1,824
Regulatory liabilities	1,156	1,168
Asset retirement obligations	1,310	1,277
Unamortized investment tax credit	102	108
Liabilities from risk management and trading activities	764	450
Liabilities from transportation and storage contracts	119	126
Accrued pension liability	68	68
Accrued postretirement liability	1,059	1,094
Deferred gains	14	15
Nuclear decommissioning	127	134
Other	286	303
Noncurrent liabilities associated with assets held for sale	—	82

	6,829	6,649

Commitments and Contingencies (Notes 2, 6 and 9)

Minority Interest	61	48

Shareholders’ Equity
Common stock, without par value, 400,000,000 shares authorized, 163,095,193 and 170,649,715 shares issued and outstanding, respectively	3,169	3,176
Retained earnings	2,862	2,790
Accumulated other comprehensive loss	(130)	(113)

	5,901	5,853

Total Liabilities and Shareholders’ Equity	$23,969	$23,742

DTE Energy Company
Consolidated Statement of Cash Flows (Unaudited)

	Six Months Ended
	June 30
	2008	2007
(in Millions)
Operating Activities
Net Income	$240	$519
Adjustments to reconcile net income to net cash from operating activities:
Depreciation, depletion and amortization	440	467
Deferred income taxes	180	(4)
Gain on sale of non-utility business	(128)	(897)
Other asset (gains), losses and reserves, net	12	10
Gain on sale of interests in synfuel projects	(15)	(77)
Partners’ share of synfuel project (gains) losses	2	(115)
Contributions from synfuel partners	30	101
Changes in assets and liabilities, exclusive of changes shown separately	774	994

Net cash from operating activities	1,535	998

Investing Activities
Plant and equipment expenditures — utility	(544)	(480)
Plant and equipment expenditures — non-utility	(110)	(141)
Acquisitions, net of cash acquired	(72)	—
Proceeds from sale of interests in synfuel projects	82	221
Refunds to synfuel partners	(96)	(16)
Proceeds from sale of non-utility assets	253	1,258
Proceeds from sale of other assets, net	16	11
Restricted cash for debt redemptions	54	4
Proceeds from sale of nuclear decommissioning trust fund assets	106	124
Investment in nuclear decommissioning trust funds	(124)	(140)
Other investments	(17)	(30)

Net cash from (used for) investing activities	(452)	811

Financing Activities
Issuance of long-term debt	798	—
Redemption of long-term debt	(154)	(111)
Repurchase of long-term debt	(238)	—
Short-term borrowings, net	(984)	(330)
Repurchase of common stock	(16)	(333)
Dividends on common stock	(172)	(187)
Other	(6)	(2)

Net cash used for financing activities	(772)	(963)

Net Increase (Decrease) in Cash and Cash Equivalents	311	846
Cash and Cash Equivalents Reclassified from Assets Held for Sale	11	—
Cash and Cash Equivalents at Beginning of the Period	123	147

Cash and Cash Equivalents at End of the Period	$445	$993

THE DETROIT EDISON COMPANY
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

	Three Months Ended		Six Months Ended
	June 30		June 30
(in Millions)	2008	2007	2008	2007

Operating Revenues	$1,173	$1,210	$2,326	$2,304

Operating Expenses
Fuel and purchased power	415	402	817	756
Operation and maintenance	369	380	727	728
Depreciation and amortization	178	198	370	380
Taxes other than income	60	69	122	141
Asset (gains) and reserves, net	—	(1)	—	6

	1,022	1,048	2,036	2,011

Operating Income	151	162	290	293

Other (Income) and Deductions
Interest expense	71	75	147	149
Interest income	(1)	(2)	(2)	(3)
Other income	(11)	(7)	(23)	(18)
Other expenses	12	6	23	15

	71	72	145	143

Income Before Income Taxes	80	90	145	150

Income Tax Provision	29	30	53	50

Reported Earnings	51	60	92	100

Adjustments
Effective tax rate normalization	—	1	—	2
Regulatory asset surcharge	—	3	—	6
Performance Excellence Process	—	—	—	—
Detroit Thermal Reserve	—	—	—	6

	—	4	—	14

Operating Earnings	$51	$64	$92	$114

The Consolidated Statement of Operations (Unaudited) should be read in conjunction with the Notes to
Consoldated Financial Statements appearing in Forms 10-K and 10-Q.

MICHIGAN CONSOLIDATED GAS COMPANY
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

	Three		Six
	Months Ended		Months Ended
	June 30		June 30
(in Millions)	2008	2007	2008	2007

Operating Revenues	$381	$305	$1,277	$1,166

Operating Expenses
Cost of gas	210	158	854	771
Operation and maintenance	149	111	271	220
Depreciation and amortization	25	24	50	45
Taxes other than income	12	15	25	29
Asset (gains) and losses, net	—	—	—	3

	396	308	1,200	1,068

Operating Income (Loss)	(15)	(3)	77	98

Other (Income) and Deductions
Interest expense	14	12	30	27
Interest income	(2)	(5)	(4)	(7)
Other income	(4)	(2)	(6)	(5)
Other expenses	2	1	5	2

	10	6	25	17

Income (Loss) Before Income Taxes	(25)	(9)	52	81
Income Tax Provision (Benefit)	(8)	(2)	15	21

Reported Earnings (Loss)	(17)	(7)	37	60

Adjustments
Effective tax rate normalization	—	3	—	(2)
Performance Excellence Process	—	1	—	2

	—	4	—	—

Operating Earnings (Loss)	$(17)	$(3)	$37	$60

DTE Energy Debt/Equity Calculation
As of June 30, 2008
($ millions)

Short-term borrowings	$100
Current portion of long-term debt, including capital leases	590
Mortgage bonds, notes and other	5,936
Securitization bonds	996
Capital lease obligations	65
less MichCon short-term debt	—
less Securitization bonds, including current portion	(1,124)

Total debt	6,564

Trust preferred-linked securities	289

Total preferred/ other	289

Equity	5,901

Total capitalization	$12,753

Debt	51.5%
Preferred	2.3%
Common shareholders’ equity	46.3%

Total	100.0%

Sales Analysis — Q2 2008
Electric Sales — Detroit Edison Service Area (GWh)

	Q2 2008	Q2 2007	% Change

Residential	3,428	3,718	-8%
Commercial	4,912	4,871	1%
Industrial	3,231	3,322	-3%
Other	788	804	-2%

	12,359	12,715	-3%
Choice*	297	524	-43%

TOTAL SALES	12,656	13,239	-4%

*	Includes Dearborn Industrial Group sales
Electric Revenue — Detroit Edison Service Area ($000s)

	Q2 2008	Q2 2007	% Change

Residential	375,200	398,757	-6%
Commercial	456,612	440,454	4%
Industrial	224,016	214,972	4%
Other	42,398	42,914	-1%

	1,098,226	1,097,097	0%
Choice*	3,694	9,412	-61%

TOTAL REVENUES	1,101,920	1,106,509	0%

*	Distribution charge, includes Dearborn Industrial Group revenues
Gas Sales — MichCon Service Area (Mcf)

	Q2 2008	Q2 2007	% Change

Residential	13,849	16,261	-15%
Commercial	4,160	4,869	-15%
Industrial	149	140	6%

	18,158	21,270	-15%
End User Transportation*	22,517	23,832	-6%

TOTAL SALES	40,675	45,102	-10%

*	Includes choice customers
Gas Revenue — MichCon Service Area ($000s)

	Q2 2008	Q2 2007	% Change

Residential	187,734	189,088	-1%
Commercial	53,993	54,065	0%
Industrial	1,637	1,445	13%

	243,364	244,598	-1%
End User Transportation*	32,493	28,224	15%

TOTAL REVENUES	275,857	272,822	1%

*	Includes choice customers
Weather
Cooling Degree Days
Detroit Edison service territory

	Q2 2008	Q2 2007	% Change

Actuals	204	277	-26%
Normal	193	193

Deviation from normal	6%	44%
Heating Degree Days
MichCon service territory

	Q2 2008	Q2 2007	% Change

Actuals	774	784	-1%
Normal	865	840

Deviation from normal	-11%	-7%
Earnings Impact of Weather
Variance from normal weather ($millions, after-tax)

	Q2 2008	Q2 2007

Detroit Edison	1	14
MichCon	(4)	(1)
Warmer than normal weather added $1 million to Detroit Edison’s earnings in Q2 2008
Milder weather reduced MichCon’s earnings by $4M Q2 2008

DTE Energy Company
Consolidated Statements of Operations (unaudited)
(Reconciliation of Reported Earnings to Operating earnings)

	Three Months Ended June 30, 2008
	2Q 2008 Reported	Operating	2Q 2008 Operating
(in Millions)	Earnings	Adjustments	Earnings
Operating Revenues	2,251	(2)	2,249

Operating Expenses
Fuel, purchased power and gas	1,032	—	1,032
Operation and maintenance	754	—	754
Depreciation, depletion and amortization	216	—	216
Taxes other than income	78	—	78
Gain on sale of non-utility business	(2)	2	—
Other asset (gains) and losses, reserves and impairments, net	16	—	16

	2,094	2	2,096

Operating Income	157	(4)	153

Other (Income) and Deductions
Interest expense	122	—	122
Interest income	(4)	—	(4)
Other income	(18)	—	(18)
Other expenses	9	—	9

	109	—	109

Income Before Income Taxes and Minority Interest	48	(4)	44

Income Tax Provision	18	(2)	16

Minority Interest	2	—	2

Income from Continuing Operations	28	(2)	26

Discontinued Operations
Income (loss) from discontinued operations, net of tax	—	—	—
Minority interest in discontinued operations	—	—	—

	—		—

Net Income	28	(2)	26